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                                                                   EXHIBIT 10.34





                     THESE WARRANTS HAVE NOT BEEN REGISTERED
                        UNDER THE SECURITIES ACT OF 1933
                            AND ARE NOT TRANSFERABLE
                            EXCEPT AS PROVIDED HEREIN

                                MICROHELIX, INC.

                                PURCHASE WARRANTS

                                   Issued to:

                             ----------------------

                             Exercisable to Purchase

                                __________ Units

                                       of

                                MICROHELIX, INC.


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        This is to certify that, for value received and subject to the terms and conditions set forth below, the Warrantholder (hereinafter defined) is entitled to purchase, and the Company promises and agrees to sell and issue to the Warrantholder, at any time during the Term(hereinafter defined), the number of Units (hereinafter defined) of the Company at the Exercise Price provided below.

        This Warrant Certificate is issued subject to the following terms and conditions:

        1. DEFINITIONS OF CERTAIN TERMS. Except as may be otherwise clearly required by the context, the following terms have the following meanings:

"ACT" means the Securities Act of 1933, as amended.

"CASHLESS EXERCISE" means an exercise of the Warrants in which, in lieu of payment of the Exercise Price, the Holder elects to receive a lesser number of Securities such that the value of the Securities that such Holder would otherwise have been entitled to receive but has agreed not to receive, as determined by the average high closing bid price for such Securities on the 20 trading days immediately preceding the date of exercise, is equal to the Exercise Price with respect to such exercise. A Holder may only elect a Cashless Exercise if the Securities issuable by the Company on such exercise are publicly traded securities.

"COMMISSION" means the Securities and Exchange Commission.

"COMMON STOCK" means the common stock of the Company.

"COMPANY" means microHelix, Inc., an Oregon corporation.

"EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

"EXERCISE PRICE" means the price at which the Warrantholder may purchase one Unit upon exercise of a Warrant and shall be equal to 90% of the initial public offering price of the Units in the Public Offering, subject to adjustment as provided herein.

"PUBLIC OFFERING" means a registered public offering of equity securities of the Company following which the Company will be obligated to file reports under
Section 12 of the Exchange Act.

"RULES AND REGULATIONS" means the rules and regulations of the Commission adopted under the Act.

"SECURITIES" means the securities obtained or obtainable upon exercise of the Warrants or securities obtained or obtainable upon exercise, exchange, or conversion of such securities.